SMITH BARNEY MASSACHUSETTS MUNICIPALS FUND


Sub-Item 77e

Registrant incorporates by reference Registrant's Supplement dated October 26, 2005 to the Statement of Additional Information filed on OCTOBER 26, 2005.
(Accession No. 0001193125-05-208546)